Exhibit 99.2 Pfizer Invests $43B to Battle Cancer March 13, 2023 Breakthroughs that change patients’ lives 1

Forward Looking Statements and Other Notices Our discussions during this conference call will include forward-looking information about, among other topics, Pfizer’s proposed acquisition of Seagen, Pfizer’s and Seagen’s commercialized and pipeline products, including anticipated launches thereof, and Seagen’s technology platform, including, in each case, their potential benefits, anticipated revenue contribution, potential first-in-class, best-in-class or blockbuster status, Pfizer's capital allocation objectives, dividends and share repurchases, anticipated financing, anticipated accretion and the anticipated timing of completion of the proposed acquisition, that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by Seagen stockholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the possibility that competing offers may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Pfizer’s common stock and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition or Seagen’s business; risks related to the financing of the transaction; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; uncertainties regarding the commercial success of Pfizer’s and Seagen’s commercialized and pipeline products; the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with interim data; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical studies; whether and when drug applications may be filed in any jurisdictions for Pfizer’s or Seagen’s pipeline products; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product's benefits outweigh its known risks and determination of the product's efficacy and, if approved, whether any such products will be commercially successful; decisions by regulatory authorities impacting labeling, manufacturing processes, safety and/or other matters that could affect the availability or commercial potential of such products; uncertainties regarding the impact of COVID-19; and competitive developments. Among other things, statements regarding revenue and earnings per share growth; anticipated operating and financial performance; the development or commercial potential of Pfizer’s and Seagen’s product pipeline, in-line products, product candidates and additional indications or combinations, including expected clinical trial protocols, the timing of the initiation and progress of clinical trials and data read-outs from trials; the timing for the submission of applications for and receipt of regulatory approvals; the timing of product launches; expected profile and labeling; potential revenue; and expected breakthrough, best or first-in-class or blockbuster status or expected market entry of Pfizer’s or Seagen’s medicines or vaccines; the regulatory landscape; and the competitive landscape are forward-looking and are estimates that are subject to change and subject to, among other risks, assumptions and uncertainties, clinical trial, regulatory and commercial success, availability of supply and competitive and market dynamics. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Pfizer and Seagen described in the “Risk Factors” and “Forward-Looking Information and Factors That May Affect Future Results” (in the case of Pfizer) or “Special Note Regarding Forward-Looking Statements” (in the case of Seagen) sections of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the U.S. Securities and Exchange Commission (the “SEC”), all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. You are cautioned not to put undue reliance on forward-looking statements, and Pfizer and Seagen assume no obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Neither Pfizer nor Seagen gives any assurance that it will achieve its expectations. Also, the discussions during this conference call will include certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles ( GAAP ). Additional information regarding non-U.S. GAAP financial measures can be found in the Non-GAAP Financial Measure: Adjusted Income section of Management’s Discussion and Analysis of Financial Condition and Results of Operations in Pfizer’s 2022 Annual Report on Form 10-K. Any non-U.S. GAAP financial measures presented are not, and should not be viewed as, substitutes for financial measures required by U.S. GAAP, have no standardized meaning prescribed by U.S. GAAP and may not be comparable to the calculation of similar measures of other companies. Today’s discussions and presentation are intended for the investor community only; they are not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. Definitive conclusions cannot be drawn from cross-trial comparisons or anticipated data as they may be confounded by various factors and should be interpreted with caution. All trademarks in this presentation are the property of their respective owners. 2

Additional Information and Non-Solicitation Additional Information and Where to Find It In connection with the proposed transaction, Seagen will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Seagen’s stockholders in connection with the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by Seagen with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at Seagen’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Seagen’s proxy statement. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, or by contacting Seagen’s Investor Relations at investor.seagen.com. No Offer or Solicitation This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Participants in the Solicitation Seagen and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Seagen in favor of the proposed transaction. Information about Seagen’s directors and executive officers is set forth in Seagen’s proxy statement on Schedule 14A for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on March 30, 2022. Additional information concerning the interests of Seagen’s participants in the solicitation, which may, in some cases, be different than those of Seagen’s stockholders generally, will be set forth in Seagen’s proxy statement relating to the proposed transaction when it becomes available. These documents are available free of charge at the SEC’s web site at www.sec.gov and by contacting Seagen’s Investor Relations at investor.seagen.com. 3

Today’s Speakers Dr. Albert Bourla David Denton Chris Boshoff David Epstein Chairman and Executive Vice President, Chief Development Officer, Chief Executive Officer, Chief Executive Officer, Chief Financial Officer, Oncology & Rare Disease, Seagen Pfizer Pfizer Pfizer 4

Strategic Rationale Great News for Pfizer, Seagen & Patients with Cancer Combination of Pfizer and Seagen will have the potential to: • Enhance Pfizer’s position as a leading company in the important oncology space • Replicate Pfizer’s COVID-19 success in cancer • Help bring Seagen’s proven and promising ADC technology to more cancer patients, more quickly • Advance the fight against a leading cause of death worldwide . Note: See Slide 18 for definitions of acronyms. 5 .

Strategic Rationale What Seagen Brings to Pfizer Portfolio Pipeline & Platform People • Four cancer treatments in • 11 clinical programs, many • Smart, dedicated and purpose- the market with large potential patient driven team populations • Three ADCs • Expertise and insights will • Potential breakthroughs for benefit Pfizer and patients with • Certain CD30-expressing breast, lung, bladder and other cancer lymphomas cancers • Metastatic urothelial cancer (mUC) • Next-gen ADC platform with • Metastatic cervical cancer (mCC) promise for further innovation We Believe Transaction Could Contribute Meaningfully to Our Goal of Generating an Incremental $25 Billion in Risk-adjusted 2030 Revenues Through New Business Development Transactions 6

Strategic Rationale Potential Growth Accelerants + Commercial R&D • Speed via enhanced site • Combined U.S. infrastructure network 3x that of Seagen alone • Combo opportunities for • Deeper and broader compelling therapeutic capabilities regimens • Global footprint • Complementary capabilities 7

Immunotherapy Precision Therapy Antibody-Drug Conjugates Radio- & Chemotherapy Surgery Seagen Platform, Portfolio & Fit with Pfizer Antibody-Drug Conjugates: Emerging Pillar of Cancer Care Seagen at the Forefront of Shifting Therapeutic Paradigm Towards Targeted Cytotoxic Agents Seagen is the Leader in ADC Development Cancer Care • Pioneers in the ADC space for 20+ years with an industry- leading platform • 12 ADCs have been approved / currently marketed across both hematologic and solid tumor indications industry-wide • 8 of 12 have launched since 2017 • 4 of 12 directly or indirectly use Seagen’s technology • Seagen has developed or co-developed 3 approved ADCs (ADCETRIS, PADCEV & TIVDAK); POLIVY Ancient Times 1890s 2017 1998 1997 developed by a partner using licensed Seagen Seagen Involved in 4 of 12 marketed ADCs proprietary technology • Seagen next-generation proprietary linkers, payloads and antibodies hold the potential to further advance the field (Royalties) 8

Seagen Platform, Portfolio & Fit with Pfizer

Seagen In-Line Portfolio Across a Range of Tumor Types

4 Approved Products with Active Lifecycles

	ADCETRIS (brentuximab vedotin)	PADCEV (enfortumab vedotin-ejfv)	TUKYSA (tucatinib)	tivdak (tisotumab vedotin-tftv)
Overview	**Foundation of care and First-in-Class ADC in multiple CD30 Expressing Lymphomas**	**First-in-Class ADC for Locally Advanced & Metastatic Urothelial Cancer**	**Best-in-Class TKI for HER2+ Breast Cancer and First FDA-approved treatment in HER2+ mCRC**	**First-in-Class ADC for Cervical Cancer**
Seagen Rights[1]	US and Canada	Global 50/50	US, Canada and EU	Global 50/50 | (ex-China)
Year Approved	2011	2019	2020	2021
2022A Sales	$0.8B	$0.5B	$0.4B	$0.1B
Key Lifecycle Value Drivers	3L+ DLBCL	1L cisplatin-ineligible mUC (2023 PDUFA) 1L mUC NMIBC / MIBC	1L+ HER2+ mBC 1L HER2+ BC maint. 1L HER2+ mCRC	1L mCC 1L HNSCC

Seagen anticipates 2023 revenue of ~$2.2 billion[2],[3]

Source: Pfizer analysis and Public Company Filings.
Note: See Slide 18 for definitions of acronyms.
Note: Sales figures represent revenues booked in Seagen commercialization territories.
(1) See Slide 19 for details regarding Seagen's development and commercialization rights.
(2) Mid-point of range of ~$2.14 – $2.24 billion as provided by Seagen in its Fourth Quarter earnings release dated 2/15/23.
(3) Note that Seagen's revenue definition differs from Pfizer's (Pfizer does not include royalties or milestones in its revenues).

Pfizer

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Seagen Platform, Portfolio & Fit with Pfizer

Pfizer & Seagen: Enhanced Leadership Position in Oncology

Complementary Portfolios Across In-Line Medicines & Late-Stage Development Programs[(1)]

		Breast Cancer	Genitourinary Cancer	Hematology	Precision Medicine (Colorectal, Melanoma and Lung)
Select In-Line	Pfizer	IBRANCE palbociclib; Trazimera trastuzumab	Xtandi (enzalutamide); Inlyta axitinib; ORGOVYX (relugolix); BAVENCIO avelumab	MYLOTARG; Ruxience rituximab-pvvr; BESPONSA inotuzumab ozogamicin; Bosulif bosutinib tablets	XALKORI crizotinib; LORBRENA lorlatinib; BRAFTOVI (encorafenib) + MEKTOVI (binimetinib)
	Seagen	TUKYSA tucatinib	PADCEV enfortumab vedotin-ejfv; tivdak tisotumab vedotin-tftv	ADCETRIS brentuximab vedotin	
Select Pipeline	Pfizer	KAT6i; CDK2i; CDK4i; B7H4-CD3; ARV-471	Talazoparib; Sasanlimab	Elranatamab; TTI-622	Encorafenib
	Seagen	SGN-B7H4V (Breast); Disitamab Vedotin (DV) (Breast); Ladiratuzumab Vedotin (LV) (mTNBC)	Disitamab Vedotin (DV) (Urothelial)	SEA-BCMA (Multiple Myeloma); SEA-CD70 (MDS)	CEACAM-5 (CRC); SGN-B6A (NSCLC); TUKYSA tucatinib (CRC)

Pfizer

Note: See Slide 18 for definitions of acronyms.
(1) See Slide 19 for details regarding Pfizer's and Seagen's commercialization and collaboration rights.

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Seagen Platform, Portfolio & Fit with Pfizer Breakthrough Potential with 15 Clinical Assets in Phase 1/2 Pipeline of Early-Stage NMEs Have Potential to Drive Significant Long-Term Growth (1) (1) TIVDAK + Carboplatin, Phase 1/2 SGN-B6A - Phase 1 Disitamab Vedotin (DV) - Phase 2 First ADC targeting Tissue Factor First-in-class ADC targeting integrin beta-6 Differentiated HER-2 targeting ADC • Combination with Pembro (cORR 40.6%, n=32) or • Advanced antibody engineering spares other • Vetodin drug-linker with MMAE payload, clinical activity Carbo (cORR 54.5%) show encouraging efficacy integrins for greater tumor selectivity in multiple HER2 expressing tumor types for 1L mCC low • Impressive ORR prior to dose optimization • HER2+/HER2 1LmUC and 2L mBC studies planned • Combination studies for 1L mCC & 1L HNSCC • Phase 1, and combination with pembrolizumab • FDA Breakthrough Designation in HER2+ mUC in 2020 planned • 1L/2L Phase 3 studies planned in NSCLC • Approved in China for HER2+ GC and UC • Approved for recurrent mCC TV + Carbo, 1L mCC NSCLC Dose Escalation DV + anti-PD-1, HER2+ mUC Best Percentage Change in Target Lesion SoD from Baseline per RECIST v1.1 80 60 40 20 85% of pts had a reduced target lesion size 0 -20 -40 -60 -80 -100 Complete Partial Stable Progressive Not response response disease disease evaluable cORR, 71.8%, 1L only cORR 80% (n=23) cORR, n (%) 33 (54.5) cORR, n (% ) 9 (33.3) Source: Public Company Filings. Note: See Slide 18 for definitions of acronyms. 11 (1) See slide 19 for details regarding Seagen’s development and commercialization rights. Percent Change from Baseline Sum of Diameters Maximum % Change from Baseline Percent Change from Baseline

Seagen Platform, Portfolio & Fit with Pfizer Pfizer & Seagen: Combining Expertise to Create Potentially More Value Significant Potential Upside by Combining Pfizer & Seagen Oncology Capabilities Leveraging Pfizer protein engineering capability Incorporating Pfizer’s small molecule degrader to advance Seagen ADC technology and IO payloads into Seagen’s antibody and Pfizer cancer immunology discovery conjugation platform to advance next-gen capabilities to inform novel IO Ab design targeted medicines + + Combining Seagen + Pfizer assets Tapping into Pfizer’s global scale and footprint (e.g., sasanlimab) for potential better patient spanning commercial, regulatory, outcomes and portfolio uplift manufacturing and gov’t relations to complement Seagen’s U.S. capabilities 12 Note: See Slide 18 for definitions of acronyms.

Transaction Overview & 2030 Contribution Transaction Overview • $229 per share; 100% cash consideration Purchase • Transaction value of approximately $43 billion (inclusive of net debt) Price • Premium of 33% to the 3/10/23 closing price and 42% premium to the unaffected closing price on 2/24/23 (3) rd th • Expected to be neutral to slightly accretive to adjusted diluted EPS in the 3 – 4 full year post-close • Expected to enhance Pfizer’s top-line growth immediately post-close and bottom-line growth profile in the long-term Financial rd Impact • Nearly $1 billion in cost efficiencies anticipated in the 3 full year post-close • Expected to enhance Pfizer’s long-term shareholder returns • No financing condition – expect to finance significant majority with ~$31 billion in long-term debt to be issued pre-close, with Funding and remainder from existing balance sheet cash and short-term financing* Capital • Committed to a high investment grade / tier-1 commercial paper rating Impact • Maintaining the financial flexibility for potential dividend increases and share repurchases Approvals • Closing subject to customary conditions, including receipt of required regulatory approvals and the approval by a majority of Seagen outstanding common shares and • Closing expected in late 2023 or in early 2024 Timing Note: Expected financial impacts above are based on non-GAAP amounts. See explanation on Slide 19 *Our financing plan for Seagen does not involve monetizing any portion of our Haleon stake. There is no change in our intention to approach monetization of our Haleon stake in a disciplined manner w ith a focus on maximizing shareholder value. 13

Transaction Overview & 2030 Contribution

*Illustrative**

Strengthens Pfizer's Long-Term Growth Plans

Seagen expects to generate revenue of more than $2B in 2023. Pfizer believes Seagen could contribute more than $10B to 2030 risk adjusted revenues, subject to clinical and regulatory success


~$52B[1]
'22-'25 CAGR 6%
with new launches
New launches
Current products
~$17B[2]
~$20B[3]
~$25B[4]
$XB[5]
~$84B
'25-'30 CAGR 10%
~$70B
'25-'30 CAGR 6%
2025 Potential Non-COVID Revenues excluding BD
2025-2030 Potential LOEs
2030 Potential Non-COVID Revenues from Launches through H1 2024
2030 Potential Non-COVID Revenues from BD Deals
2030 Potential Non-COVID Revenues from Additional Internal Pipeline
2030 Potential Non-COVID Revenues (at different CAGR rates)

*For illustrative purposes only and not intended to be at scale. All values at constant exchange rates. Note: See slide 19 for acronym definitions

[1] Assumes actual 2022 non-COVID revenues ($43.6B) and 2022-2025 CAGR of 6%. Excludes 2022-2025 BD.

[2] Internal expected negative LOE impact from products with a 2021 total revenue base of $18B as shown in Pfizer's Q4 2022 earnings slide 36.

[3] Internal 2030 risk-adjusted revenue expectations for NME and new indications launches, excluding COVID-19 vaccine BA.4/BA.5 variant, as shown in NME Launches and New Indications sections in Pfizer's Q4 2022 earnings slide 37.

[4] Risk-adjusted 2030 revenue goal from BD deals.

[5] Potential 2030 risk-adjusted revenues for new product launches as shown in the appendix in Pfizer's Q4 2022 earnings call slide 38.

Note: Preliminary, subject to change, and subject to, among other risks, assumptions and uncertainties, clinical trial, regulatory and commercial success and availability of supply. LOE=Loss of Exclusivity; NME=New Molecular Entity; BD=Business Development

Pfizer

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Transaction Overview & 2030 Contribution Illustrative* (1) Path to $25B Potential Revenue in 2030 from New Business Development Remaining Gap <$5B ~$84B 5 4 $XB ~$25B '25-'30 CAGR 10% 1 ~$52B Seagen >$10.0B ~$70B '22-'25 CAGR 6% '25-'30 CAGR 6% 3 with new launches ~$20B 2 ~$17B New launches Completed deals Current products + Seagen have the potential to contribute >$20.5B 2022 Deals: Arena, Biohaven, GBT, ReViral $10.5B 2030 Risk Adjusted Revenues 2030 Potential Risk Adjusted Revenues 4 Risk-adjusted 2030 revenue goal from BD deals and subject to clinical and regulatory success.. Total to date includes Arena, Biohaven, Global Blood Therapeutics, ReViral and Seagen, subject to closing of the proposed transaction. 15

Key Takeaways Key Takeaways ü Deploying Pfizer's financial resources to advance the battle against cancer, a leading cause of death worldwide with a significant impact on public health ü Accelerating the next-generation of cancer treatments through the combination of Seagen's ADC technology with the scale and strength of Pfizer's capabilities and expertise ü Positioning Pfizer at the forefront of innovative cancer care and strongly complements our existing Oncology portfolio ü Seagen expects to generate approximately $2.2 billion of revenue in 2023, representing 12% growth year over year ü Subject to clinical trial and regulatory success, Pfizer believes Seagen could contribute more than $10 billion in 2030 risk-adjusted revenues, with potential for significant growth beyond 2030. 16

Q&A Session Breakthroughs that change patients’ lives 17

Footnotes (Page 1 of 3) Definitions of Acronyms: • ADC: Antibody-drug conjugate • mBC: Metastatic Breast Cancer • AML: Acute Myeloid Leukemia • mCC: Metastatic Cervical Cancer • BD: Business Development • MDS: Myelodysplastic Syndrome • B7H4: B7 Homolog 4 • mTNBC: Metastatic Triple Negative Breast Cancer • CDK: Cyclin Dependent Kinase • mUC: Metastatic Urothelial Cancer • CD: Cluster of Differentiation • MIBC: Muscle Invasive Bladder Cancer • CR: Complete Response Rate • NMEs: New Molecular Entities • cORR: Confirmed Objective Response Rate • NMIBC: Non-Muscle Invasive Bladder Cancer • CRC: Colorectal Cancer • NSCLC: Non-Small Cell Lung Cancer • DLBCL: Diffuse Large B-cell Lymphoma • ORR: Objective Response Rate • GC: Gastric Cancer • PDAC: Pancreatic ductal adenocarcinoma • HER2: Human Epidermal Growth Factor 2 • RA: Risk-Adjusted • HNSCC: Head and Neck Squamous Cell Carcinoma KAT6: Lysine acetyltransferase 6 • IND: Investigational New Drug application permissions to start a clinical trial • IO: Immuno-Oncology • LOE: Loss of Exclusivity 18

Footnotes (Page 2 of 3)

(1) Seagen selected commercialization territories:

- Adcetris® (brentuximab vedotin) – U.S. & Canada (collaboration with Takeda)
- Padcev ® (enfortumab vedotin) – U.S. (co-commercialization with Astellas), Canada and Latin America (the latter through distributor Adium). Seagen records in-market sales in North and South America. Astellas records in-market sales in ROW. Both parties equally share profits in U.S., Canada and major markets in Europe. In other countries, the commercializing company will pay the other royalties on a rate intended to approximate equal profit share.
- Tukysa® (tucatinib) – U.S., Canada, Europe (collaboration with Merck, in Europe through distributors Swixx and Genesis).
- Tivdak® (tisotumab vedotin) – U.S. (collaboration with Genmab), Rest of World (except Japan, a Genmab territory and China, Hong Kong, Macau, and Taiwan – collaboration agreement with Zai Lab).
- Disitamab Vedotin (DV): Global rights outside of RemeGen territories (RemeGen retains rights to Asia, excluding Japan and Singapore). RemeGen is responsible for clinical developments in its regions, which can include proportional funding for global registration enabling trials.

(2) Pfizer selected commercialization and development rights:

- Xtandi® (enzalutamide) is developed and marketed in the U.S. in collaboration with Astellas.
- Orgovyx™ (relugolix) is co-developed and commercialized in the U.S. in collaboration with Myovant Sciences.
- Bavencio® (avelumab) is co-developed and co-commercialized in collaboration with Merck KGaA, Darmstadt, Germany.
- Pfizer has exclusive rights to Braftovi® (encorafenib) and Mektovi® (binimetinib) in the U.S. and Canada. Pfizer has granted Ono Pharmaceutical Co. Ltd. exclusive rights to commercialize the products in Japan and South Korea, Medison in Israel, and Pierre Fabre in all other countries.
- Pfizer has a co-development and co-commercialization collaboration agreement with Arvinas for ARV-471.

Pfizer

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Footnotes (Page 3 of 3) (3) Adjusted income and Adjusted diluted EPS are defined as U.S. GAAP net income attributable to Pfizer Inc. shareholders and Reported diluted EPS attributable to Pfizer Inc. common shareholders before the impact of amortization of intangible assets, certain acquisition-related items, discontinued operations and certain significant items. Pfizer does not provide guidance for GAAP Reported financial measures (other than revenues) or a reconciliation of forward-looking non- GAAP financial measures to the most directly comparable GAAP Reported financial measures on a forward-looking basis because it is unable to predict with reasonable certainty the ultimate outcome of unusual gains and losses, certain acquisition-related expenses, gains and losses from equity securities, actuarial gains and losses from pension and postretirement plan remeasurements, potential future asset impairments and pending litigation without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on GAAP Reported results for the guidance period. Pfizer calculates projections regarding the expected dilutive and accretive impact of the potential acquisition, based on internal forecasts of Adjusted income and Adjusted diluted earnings per share (Adjusted diluted EPS), which forecasts are non-GAAP financial measures derived by excluding certain amounts that would be included in GAAP calculations. These dilution/accretion projections should not be considered a substitute for GAAP measures. Such items can have a substantial impact on GAAP measures of financial performance. The Adjusted income and Adjusted diluted EPS measures are not, and should not be viewed as, a substitute for U.S. GAAP net income and Reported diluted EPS. For more information on the Adjusted diluted EPS measure, see the Non- GAAP Financial Measure: Adjusted Income section of Management’s Discussion and Analysis of Financial Condition and Results of Operations in Pfizer’s 2022 Annual Report on Form 10-K. 20